GAIN ON SALE OF ASSETS AND TERMINATION OF CHARTERS	6 Months Ended
Jun. 30, 2018
Gain (Loss) on Disposition of Assets [Abstract]
GAIN ON SALE OF ASSETS AND TERMINATION OF CHARTERS
GAIN ON SALE OF ASSETS AND TERMINATION OF CHARTERS

In February 2018, the VLCC Front Circassia, which was accounted for as a direct financing lease asset, was sold to an unrelated third party. A loss of $1.4 million was recorded on the disposal, the proceeds of which included $17.9 million gross sales proceeds and compensation in the form of a loan note of $4.4 million at fair value was received for the early termination of the charter. (see Note 15: Related party transactions).

In May 2018, the container vessel SFL Avon, which was accounted for as an operating lease asset, was sold to an unrelated third party. Gross proceeds of $12.7 million were received on the sale, resulting in a loss of $0.2 million on disposal.